COMPANY COLORS

Blue:

R = 0

G = 0

B = 255

Beige:

R = 251

G = 248

B = 216

KEY BANC CAPITAL MARKETS

BASIC MATERIALS AND PACKAGING CONFERENCE

September 11, 2008

BOSTON

FORWARD-LOOKING STATEMENT

Certain statements contained in this presentation are “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-
looking statements. Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on the
Company’s business, construction activity in the Company’s markets, abnormal periods of inclement weather, changes in the cost of raw materials, fuel and energy, unscheduled plant shutdowns, the impact of environmental laws, regulations and claims and the risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q a nd 8-K.

A BUILDING MATERIALS COMPANY

Cement, Aggregate and Concrete

Used in all types of construction

Cement accounts for approximately 75% of
earnings

PRIMARY EARNINGS DRIVERS

Cement Capacity Expansion Projects (millions of tons)

Margin Expansion

Efficiency improvements

All operations

7.9

Targeted Capacity

0.5

North Texas incremental production

1.4

Central Texas expansion

1.0

California expansion

5.0

FY07 Total Capacity

CEMENT PLANT

QUARRY

CEMENT PLANT KILN

READY-MIX CONCRETE

CENTRAL TEXAS CEMENT PLANT

CONSTRUCTION FOR CENTRAL TEXAS
CEMENT PLANT EXPANSION

STONE PLANT IN OKLAHOMA

NEW CALIFORNIA CEMENT PLANT

DRIVERS OF CEMENT DEMAND

PUBLIC WORKS – 50%

RESIDENTIAL – 25%

NON-RESIDENTIAL – 25%

FAVORABLE  U.S. CEMENT INDUSTRY STRUCTURE

U.S cement consumption exceeds domestic production capacity

U.S. cement capacity and import terminals largely owned or

  controlled by international producers

Significant barriers to entry exist for new cement capacity

Regional business due to significant transportation costs

Source: Portland Cement Association (PCA)

ATTRACTIVE LONG-TERM MARKETS
TEXAS AND CALIFORNIA

The two largest cement markets in the U.S.

Account for almost 25% of cement consumption

Receive the largest shares of federal transportation
funding

Favorable demographics

Large populations

Above average population growth rates

STRONG MARKET POSITIONS

Texas

Accounts for approximately 80% of TXI sales

TXI is the largest cement supplier in the state

TXI is a low cost cement supplier

Aggregate and ready mix operations are concentrated in Texas

Largest expanded shale and clay supplier in Texas

California

Cement plant expansion makes TXI one of the largest competitors in southern California

Expansion gives TXI low cost cement capacity

TEXAS MARKET - 1980

TEXAS MARKET – 1980 AND 2000

TEXAS MARKET – 1980, 2000 AND 2020

Sources:  U. S. Census Bureau, Portland Cement Association (PCA), USGS

(projected)

CALIFORNIA MARKET - 1980

CALIFORNIA MARKET – 1980 AND 2000

CALIFORNIA MARKET – 1980, 2000 AND 2020

Sources: U.S. Census Bureau, Portland Cement Association (PCA), USGS

(projected)

LOW COST OPERATIONS ARE KEY

Notes:
1  North Texas productivity from the dry kiln for the twelve months ended May 31, 2008

2  Central Texas productivity for the twelve months ended May 31, 2008

3  Old California productivity for the twelve months ended May 31, 2007

4 Expected California productivity for the new kiln at full capacity

5  U.S. and Canadian Labor – Energy Input Survey, Portland Cement Association

North

Texas

1

Central

Texas

2

Old

California

3

New

California

4

PCA

Comps

5

Labor Productivity

Tons per man hour

6.0

2.8

2.6

6.1

3.6

Energy Efficiency

Mmbtu/ton

3.2

3.7

5.0

2.5

3.3

kwh/ton

118.6

124.6

164.6

110.0

136.0

High Productivity and Efficiency

CEMENT PLANT EXPANSIONS

CALIFORNIA CEMENT PLANT
MODERNIZATION AND EXPANSION

Commissioned May 2008

Added 2.3 million tons of state-of-the-art
annual cement capacity

Replaced 1.3 million tons of 50 year old
production capacity

Combined benefit of more capacity and
significantly increased production efficiencies

CENTRAL TEXAS CEMENT PLANT EXPANSION

Enhances TXI’s market-leading position in Texas

Adds 1.4 million tons of state-of-the-art cement
capacity

Existing .9 million ton cement facility will remain in
operation

Expected investment of $325-350 million

Required permits and permissions are in place

Scheduled to begin operation during the winter of
fiscal year 2010

NORTH TEXAS CEMENT PLANT
INCREMENTAL PRODUCTION

Current annual plant capacity of 2.8 million tons

Potential to increase production by .5 million tons annually

Increase will come from kiln added in 2001

Have already realized significant clinker production improvement

Expect full realization of increase within three years

Incremental nature of production should improve production
efficiencies

CURRENT MARKET CONDITIONS

CURRENT ECONOMIC CONDITIONS

The U.S. economy has slowed

U.S. credit markets are difficult

Energy costs have increased

The Texas economy is relatively strong

California construction activity is weak

SUMMARY OF CONSTRUCTION ACTIVITY

Source:  F.W. Dodge, Portland Cement Association

-25%

5%

  YTD 08 vs YTD 07 - May

-15%

1%

  CY07 vs CY06

Cement Consumption

-36%

-8%

  YTD 08 vs YTD 07 – July

-19%

-3%

  CY07 vs CY06

Nonresidential Contracts

-49%

-26%

  YTD 08 vs YTD 07 - July

-39%

-25%

  CY07 vs CY06

Residential Starts

-20%

-17%

  YTD 08 vs YTD 07 – July

37%

-21%

  CY07 vs CY06

Highway Contracts

California

Texas

CURRENT MARKET CONDITIONS

Texas cement consumption continues to exceed cement capacity –
imports required

California cement consumption approximates capacity – but
construction has yet to bottom

The cost to import cement remains high

Imports have declined with declining cement demand in California

ACTIONS IN A CHALLENGING ENVIRONMENT

Texas cement price increases

April 2008: realized approximately $4 per ton

Effective July 2008: $5 per ton in south and central Texas

Effective October 2008: Announced $5 per ton in south and central Texas

Announced energy surcharges for aggregate products effective September 1

Announced ready mix price increase effective October 1 of $25 per cubic yard

Cement inventory management action at North Texas plant

Temporarily idle two wet kilns beginning October 2008 (capacity of 600,000 tons)

Reasons:  increased production from dry kiln and reduction of inventory

Capital investment and redeployment in aggregates

Improved ready mix labor and truck productivity

State-of-the-art cement capacity now in place in California

Continue construction on Central Texas expansion

TXI EARNINGS POTENTIAL

EARNINGS POTENTIAL

Note:  Potential values assume a recovery in construction activity, cement consumption equal to or greater than cement capacity in Texas and California, normalized industry margins, and expected performance from new cement operations.

166

FY08 EBITDA

383

EBITDA

85

Depreciation

(30)

Corporate Expenses, Net

328

Combined Operating Profit

26

20%

130

Other

37

  9%

405

4.5

Ready-mix (yards)

40

20%

200

25.0

Aggregates (tons)

225

30%

751

7.9

Cement (tons)

($Mill)

($Mill)

(Mill)

Potential

Operating

Profit

Normalized
Margin

Sales

Shipments

ADDENDUM - RECONCILIATION OF
EBITDA TO NET INCOME

RECONCILIATION OF EBITDA TO NET INCOME
IN $ MILLIONS

EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization, less one time gains from the sale of real estate ($5 million), the sale of South Louisiana Aggregate Operations ($10 million) and the sale of cement emissions credits ($4 million).

EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements.

It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.

EBITDA is not necessarily comparable to similarly titled measures used by other companies.

166

EBITDA

(19)

Less One-Time Gain from Sales

56

Depreciation, Depletion & Amortization

39

Income Taxes

3

Interest

Plus (minus):

87

Net Income from Continuing Operations

EBITDA Reconciled

FY 2008

IN SUMMARY

Favorable industry structure

Attractive long-term markets – Texas and California

Strong market positions

Cement expansions enhance competitive positions
and expand earnings potential

Capital structure provides foundation for growth

COMPANY COLORS

Blue:

R = 0

G = 0

B = 255

Beige:

R = 251

G = 248

B = 216

KEY BANC CAPITAL MARKETS

BASIC MATERIALS AND PACKAGING CONFERENCE

September 11, 2008

BOSTON

41